UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 31, 2026

Goldman Sachs Real Estate Finance Trust Inc

(Exact name of registrant as specified in its charter)

Maryland	000-56667	99-2025085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 West Street, New York, New York
10282
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 902-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

CLO Transaction Overview

On March 31, 2026 (the “CLO Closing Date”), Goldman Sachs Real Estate Finance Trust Inc (the “Company”) entered into a collateralized loan obligation (the “CLO”) through its indirect wholly owned subsidiaries, GS REFT 2026-FL1 Issuer, Ltd. as issuer (the “Issuer”), and GS REFT 2026-FL1 Co-Issuer, LLC as co-issuer (the “Co-Issuer” and, together with the Issuer, the “Co-Issuers”).

On the CLO Closing Date, the Co-Issuers co-issued six classes of offered notes, the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes (collectively, the “Offered Notes”), and the Issuer issued two additional classes of non-offered notes, the Class F Notes and the Class G Notes (together with the Offered Notes, the “Notes”), each in the principal amount and having the characteristics and designations set forth in the table below. In addition, concurrently with the issuance of the Notes, the Issuer also issued 72,188 preferred shares, par value $0.001 per share and with an aggregate liquidation preference and notional amount equal to $1,000 per share (the “Preferred Shares” and, together with the Notes, the “Securities”).

The Notes were issued pursuant to the terms of an indenture, dated as of March 31, 2026 (the “Indenture”), by and among the Co-Issuers, GS REFT CLO Seller, LLC, an indirect wholly-owned subsidiary of the Company (the “Seller”), as advancing agent, Wilmington Trust, National Association, as trustee (the “Trustee”), and Computershare Trust Company, National Association, as note administrator, paying agent, calculation agent, transfer agent, authenticating agent, custodian, backup advancing agent and notes registrar (in all such capacities, the “Note Administrator”). Goldman Sachs Asset Management, L.P., the Company’s external advisor, will serve as the collateral manager for the Issuer (in such capacity, the “Collateral Manager”).

The Preferred Shares are subject to the terms and conditions of a Preferred Share Paying Agency Agreement, dated as of March 31, 2026 (the “Preferred Share Paying Agency Agreement”), among the Issuer, Computershare Trust Company, National Association, as preferred share paying agent, and MaplesFS Limited, as preferred share registrar and administrator. The Preferred Shares have no stated dividend rate. Holders of the Preferred Shares will be entitled to receive monthly non-cumulative dividends, if and to the extent that funds are available for such purpose, in accordance with the priority of payments set forth in the Indenture and under Cayman Islands law. The Preferred Shares were issued by the Issuer as part of its issued share capital and are not secured by the Collateral (as defined below) or any other collateral securing the Offered Notes.

Class of Securities	Approximate Principal or Notional Amount ($)	Percentage of the Aggregate Principal or Notional Amount of all Securities	Ratings (Fitch/Moody’s)		Initial Maturity Weighted Average Life of the Notes(1)	Fully Extended Weighted Average Life of the Notes(1)
Class A Notes	619,500,000	59.00%	AAAsf / Aaa	(sf)	3.17 years	4.31 years
Class A-S Notes	120,750,000	11.500%	AAAsf / NR		3.98 years	4.77 years
Class B Notes	73,500,000	7.000%	AA-sf / NR		4.08 years	4.80 years
Class C Notes	57,750,000	5.500%	A-sf / NR		4.14 years	4.86 years
Class D Notes	35,437,000	3.375%	BBBsf / NR		4.14 years	4.91 years
Class E Notes	17,063,000	1.625%	BBB-sf / NR		4.22 years	4.97 years
Class F Notes	32,812,000	3.125%	BB-sf / NR		4.23 years	5.01 years
Class G Notes	21,000,000	2.000%	B-sf / NR		4.39 years	5.05 years
Preferred Shares	72,188,000	6.875%	NR / NR		N/A	N/A

(1)

The Initial Maturity Weighted Average Life of Notes and the Fully Extended Weighted Average Life of Notes have been calculated assuming certain collateral characteristics and based on assumptions that there are no prepayments, defaults or other delinquencies and certain other modeling assumptions. In addition, with respect to the Fully Extended Weighted Average Life of Notes, it is assumed that each commercial real estate loan is fully extended to its maximum contracted extension term. There are no assurances that such assumptions will be met.

The Offered Notes were placed by Goldman Sachs & Co. LLC, an affiliate of the Company and the Collateral Manager, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Santander US Capital Markets LLC and Raymond James & Associates, Inc. (collectively, the “Placement Agents”) pursuant to a Placement Agency Agreement dated as of March 13, 2026. GS REFT CLO Retention Holder, LLC (the “Retention Holder”), an indirect wholly-owned subsidiary of the Company, acquired 100% of the Class F Notes, the Class G Notes and the Preferred Shares on the CLO Closing Date. The Retention Holder is required to retain the Preferred Shares in accordance with the U.S. Credit Risk Retention Rules and the EU Securitization Laws and the UK Securitization Framework.

The Indenture allows for the exchange of all or a portion of the Class F Notes and the Class G Notes, as follows: (i) the Class F Notes may be exchanged for proportionate interests in the Class F-E Notes and the Class F-X Notes and (ii) the Class G Notes may be exchanged for proportionate interests in the Class G-E Notes and the Class G-X Notes, in the manner set forth in the Indenture.

The Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Proceeds from the issuance of the Securities were used to (i) purchase an initial portfolio of collateral interests consisting primarily of commercial and multifamily real estate mortgage loans and participation interests therein (the “Closing Date Collateral Interests”), (ii) repay amounts owed by the Seller and its affiliates in respect of certain pre-closing financing, including under certain warehouse lines and other financing arrangements with affiliates of certain of the Placement Agents and other lenders, and (iii) to undertake certain related activities.

The Closing Date Collateral Interests were purchased by the Issuer from the Seller pursuant to a collateral interest purchase agreement (the “Collateral Interest Purchase Agreement”), dated as of March 31, 2026, among the Issuer, the Seller, GS REFT Investments LP and, solely as to certain tax covenants, GS REFT CLO REIT, LLC (“Sub-REIT”). Pursuant to the Collateral Interest Purchase Agreement, the Seller made certain representations and warranties to the Issuer with respect to the Closing Date Collateral Interests. In the event that a material breach of a representation or warranty or material document defect with respect to any collateral interest exists, the Seller will have to either (a) cure such breach of representation or warranty or document defect in all material respects, within 90 days (or as such time may be extended under the Collateral Interest Purchase Agreement) of discovery by the Seller or any party to the Indenture (to the extent such breach is capable of being cured), (b) make a cash payment to the Issuer in an amount that the Collateral Manager on behalf of the Issuer determines is sufficient to compensate the Issuer, (c) repurchase such collateral interest at a repurchase price calculated as set forth in the Collateral Interest Purchase Agreement, or (d) exchange the collateral interest. The obligation of the Seller to repurchase a collateral interest in connection with a material breach of a representation or warranty or a document defect pursuant to the Collateral Interest Purchase Agreement has been guaranteed by GS REFT Investments LP.

The Notes

The Notes Collateral

The Offered Notes are secured by, among other things, (i) the portfolio of collateral interests (mortgage loans, combined loans, senior portions of mortgage loans or combined loans and participations in mortgage loans or combined loans) acquired by the Issuer on and after the CLO Closing Date and pledged under the Indenture, (ii) the initial interest reserve deposit account, (iii) the collection account, the partitioned loan collection account, the payment account, the reinvestment account, the custodial account, the unused proceeds account, the expense reserve account and the related security entitlements and all income from the investment of funds in any of the foregoing at any time credited to any of the foregoing accounts, (iii) the eligible investments purchased from deposits in certain accounts, (iv) the Issuer’s rights under certain agreements (including the Indenture, the Collateral Management Agreement, the Collateral Interest Purchase Agreement and the Servicing Agreement, each as defined herein), (v) all amounts delivered to the Note Administrator or its bailee (directly or through a securities intermediary), (vi) all other investment property, instruments and general intangibles in which the Issuer has an interest, other than excepted property, (vii) the Issuer’s ownership interests in and rights in all permitted subsidiaries and (viii) all proceeds of the foregoing (collectively, the “Collateral”).

The Offered Notes represent limited recourse obligations of the Issuer and non-recourse obligations of the Co-Issuer, payable solely from the Collateral pledged under the Indenture. To the extent the Collateral is insufficient to make payments in respect of the Offered Notes, none of the Issuer, any of its affiliates or any other person will have any obligation to pay any further amounts in respect of the Offered Notes. The Class F Notes and the Class G Notes are not secured by the Collateral or any other collateral securing the Offered Notes.

Interest Rate and Maturity

Interest payments on the Notes are payable monthly, beginning in April 2026. Each class of Notes will mature at par on the payment date in October 2043, unless redeemed or repaid prior thereto.

The failure to pay interest on the Class A Notes, the Class A-S Notes or the Class B Notes at any time or, if no Class A Notes, Class A-S Notes or Class B Notes are outstanding, on any other class of Notes at the time such class of Notes is the most senior class of Notes outstanding, will constitute an event of default under the Indenture (following any applicable grace period).

For so long as any class of Notes with a higher priority is outstanding, any interest due on the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes or the Class G Notes that is not paid as a result of the operation of the priority of payments set forth in the Indenture will be deferred (any such interest, “Deferred Interest”), will not be considered “due and payable” and the failure to pay such Deferred Interest will not be an event of default under the Indenture. Any Deferred Interest will be added to the outstanding principal balance of such class of Notes.

For purposes of the below, “Benchmark” means, initially, Term SOFR; provided that if Term SOFR or the then-current alternative benchmark is replaced, then “Benchmark” means the applicable replacement.

Class A Notes. The Class A Notes will bear interest at a per annum rate equal to (i) the Benchmark plus (ii) 1.50% plus (iii) on and after the payment date in July 2031, 0.25%.

Class A-S Notes. The Class A-S Notes will bear interest at a per annum rate equal to (i) the Benchmark plus (ii) 1.65% plus (iii) on and after the payment date in August 2031, 0.25%.

Class B Notes. The Class B Notes will bear interest at a per annum rate equal to (i) the Benchmark (determined as described herein) plus (ii) 2.00% plus (iii) on and after the payment date in August 2031, 0.50%.

Class C Notes. The Class C Notes will bear interest at a per annum rate equal to (i) the Benchmark (determined as described herein) plus (ii) 2.15% plus (iii) on and after the payment date in September 2031, 0.50%.

Class D Notes. The Class D Notes will bear interest at a per annum rate equal to (i) the Benchmark (determined as described herein) plus (ii) 2.85% plus (iii) on and after the payment date in October 2031, 0.50%.

Class E Notes. The Class E Notes will bear interest at a per annum rate equal to (i) the Benchmark (determined as described herein) plus (ii) 3.35% plus (iii) on and after the payment date in October 2031, 0.50%.

Class F Notes. The Class F Notes will bear interest at a per annum rate equal to (i) the Benchmark (determined as described herein) plus (ii) 4.50%.

Class G Notes. The Class G Notes will bear interest at a per annum rate equal to (i) the Benchmark (determined as described herein) plus (ii) 5.50%.

Subordination of the Notes

In general, payments of interest and principal on any class of Notes are subordinate to all payments of interest and principal on any class of Notes with a more senior priority. Generally, all payments on the Notes will be subordinate to certain payments required to be made in respect of any interest advances and certain other expenses. Payments on the Notes will be senior to any payments on or in respect of the Preferred Shares to the extent required by the priority of payments set forth in the Indenture.

Note Protection Tests

The Notes are subject to note protection tests (the “Note Protection Tests”), which will be used primarily to determine whether and to what extent interest received on the collateral interests may be used to make certain payments subordinate to interest and principal payments to the Offered Notes in the priority of payments set forth in the Indenture. If either of the Note Protection Tests are not satisfied as of any determination date, then on the next payment date, interest proceeds will be used to redeem the Offered Notes in accordance with the priority of payments until such Note Protection Tests are satisfied. The Note Protection Tests consist of a par value test and an interest coverage test. The par value ratio is, as of any measurement date, the number (expressed as a percentage) calculated by dividing (a) the net outstanding portfolio balance on such measurement date by (b) the sum of the aggregate outstanding amount of the Offered Notes and the amount of any unreimbursed interest advances. The minimum par value ratio is 111.36%. The interest coverage ratio is generally equal to the interest proceeds from the collateral portfolio divided by the interest payable on the Offered Notes. The minimum interest coverage ratio is 120.00%.

Collateral Management Agreement

Certain advisory, administrative and monitoring functions with respect to the collateral interests will be performed by the Collateral Manager pursuant to a collateral management agreement, dated as of March 31, 2026, between the Issuer and the Collateral Manager (the “Collateral Management Agreement”). As compensation for the performance of its obligations as Collateral Manager, the Collateral Manager is entitled to receive a collateral manager fee, payable monthly in arrears, equal to 0.10% per annum of the net outstanding portfolio balance to the extent funds are available. The Collateral Manager has agreed to waive its entitlement to the collateral manager fee for so long as the Collateral Manager or any of its affiliates is the collateral manager and also the adviser of the Company. The Collateral Manager may be removed upon at least 30 days’ prior written notice if certain termination events have occurred, by the Issuer or the Trustee, if the holders of at least 66-2/3% in aggregate outstanding amount of each class of Notes then outstanding give written notice to the Collateral Manager, the Issuer and the Trustee directing such removal. The Collateral Manager cannot be removed without cause, but may resign as Collateral Manager upon 90 days’ prior written notice. No resignation or removal of the Collateral Manager will be effective unless certain replacement conditions are satisfied. Except with respect to the limitations set forth in the Indenture, the Collateral Manager is not obligated to pursue any particular investment strategy or opportunity with respect to the collateral interests.

Managed Transaction with Reinvestment

The CLO includes a reinvestment period from the CLO Closing Date to the payment date in September 2028 (plus up to 60 days thereafter to the extent necessary to acquire reinvestment collateral interests pursuant to binding commitments entered into during the reinvestment period) during which the Collateral Manager is permitted to reinvest certain proceeds arising from the collateral interests in additional collateral interests meeting certain eligibility criteria. From time to time (including during the reinvestment period), the Issuer may acquire funded companion participations related to the collateral interests, subject to the eligibility criteria, acquisition criteria and other conditions set forth in the Indenture.

The Servicing Agreement

Except for certain non-serviced loans, the commercial real estate loans will be serviced by Trimont LLC, as servicer (the “Servicer”) and as special servicer (the “Special Servicer”), pursuant to a servicing agreement (the “Servicing Agreement”), dated as of March 31, 2026, by and among the Issuer, the Collateral Manager, the Servicer, the Special Servicer, the Advancing Agent, the Trustee and the Note Administrator. The Servicing Agreement requires each of the Servicer and the Special Servicer to diligently service and administer the commercial real estate loans (other than certain non-serviced loans) and any applicable mortgaged property acquired directly or indirectly by the Special Servicer for the benefit of the secured parties under the Indenture. In connection with their respective duties under the Servicing Agreement, the Servicer and the Special Servicer (or any replacement servicer or special servicer) are entitled to monthly servicing and special servicing fees, as described in the Servicing Agreement.

The foregoing summaries of the Indenture, the Preferred Share Paying Agency Agreement, the Collateral Interest Purchase Agreement, the Collateral Management Agreement and the Servicing Agreement are qualified in their entirety by reference to the full text of such agreements, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and incorporated herein by reference.

Securitizations may subject us to U.S. federal income tax.

Our securitizations have resulted, and could in the future result, in the creation of taxable mortgage pools (“TMPs”), for U.S. federal income tax purposes. A TMP is generally treated as a fully taxable C-corporation for tax purposes. However, so long as our REIT subsidiary owns 100% of the equity interests in a TMP and such REIT subsidiary remains qualified as a REIT for U.S. federal income tax purposes, the TMP is expected to be treated as a “qualified REIT subsidiary” that is generally treated as part of such REIT subsidiary rather than as a fully taxable C-corporation for tax purposes. Our REIT subsidiary currently owns 100% of the equity interests in each TMP created by our securitizations.

CLO arrangements are TMPs. To minimize the negative tax impact that “excess inclusion income” relating to CLOs would have on certain of our stockholders, in our discretion, we have structured CLOs through a REIT subsidiary that we hold through an intervening partnership. The REIT subsidiary structure is intended to prevent any excess inclusion income from being allocated to us or our stockholders, although the IRS might take a different view. Instead, any excess inclusion income is intended to be allocated to a domestic TRS through its interest in the intervening partnership. Since a domestic TRS is generally subject to U.S. federal corporate income tax, this would generally increase the entity-level tax of the TRS that all of our stockholders will indirectly bear regardless of whether such stockholder may be sensitive to receiving excess inclusion income.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Indenture dated as of March 31, 2026, by and among GS REFT 2026-FL1 Issuer, Ltd., GS REFT 2026-FL1 Co-Issuer, LLC, GS REFT CLO Seller, LLC, Wilmington Trust, National Association and Computershare Trust Company, National Association.

10.2	Preferred Share Paying Agency Agreement dated as of March 31, 2026, by and among GS REFT 2026-FL1 Issuer, Ltd., Computershare Trust Company, National Association and MaplesFS Limited.

10.3	Collateral Interest Purchase Agreement dated as of March 31, 2026, by and among GS REFT 2026-FL1 Issuer, Ltd., GS REFT CLO Seller, LLC, GS REFT Investments LP and GS REFT Sub-REIT, LLC.

10.4	Collateral Management Agreement dated as of March 31, 2026, by and between GS REFT 2026-FL1 Issuer, Ltd. and Goldman Sachs Asset Management, L.P.

10.5	Servicing Agreement dated as of March 31, 2026, by and among GS REFT 2026-FL1 Issuer, Ltd., Goldman Sachs Asset Management, L.P., Trimont LLC, GS REFT CLO Seller, LLC, Wilmington Trust, National Association and Computershare Trust Company, National Association.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2026	Goldman Sachs Real Estate Finance Trust Inc

	By:	/s/ Steve Pack
	Name:	Steve Pack
	Title:	Chief Executive Officer